Shimmick Announces New CEO

Ural Yal Appointed CEO of Shimmick

Steve Richards to Retire after Distinguished 43-Year Career

Irvine, CA, November 12, 2024 – Shimmick Corp. (NASDAQ: SHIM), a leading water infrastructure company, today announced that it has appointed Ural Yal as its new CEO and member of the Board of Directors effective December 2, 2024. Mr. Yal succeeds Steve Richards as he retires following a distinguished 43-year career.

Mr. Yal, 47, brings over 26 years of experience in water and critical infrastructure construction. Since joining in 2017, he served in various senior roles at Flatiron Construction, where he led teams and business units that won and executed large and complex water and heavy civil infrastructure projects. Most recently as an Executive Vice President, he oversaw the company’s growth into new markets and expansion into projects delivered through risk balanced, collaborative project delivery methods. Earlier in his career he served in progressive operating and leadership roles from Field Engineer to Area Manager, gaining a strong understanding of the industry from the ground up, with a focus in the California market. Throughout his career, Mr. Yal has adopted a client focused approach to engineering and construction while achieving successful financial outcomes and consistent and sustainable growth. Mr. Yal has an undergraduate degree in Civil engineering from Istanbul Technical University and an MBA from California State University, Dominguez Hills. He is also a California licensed civil engineer.

“Ural’s deep expertise in both the California market and national infrastructure construction along with a proven track record of operational growth make him the ideal leader for Shimmick’s next chapter," said Shimmick’s Executive Chairman Mitch Goldsteen. “With our recent major claim settlements and streamlined business strategy, we believe we are well-positioned to capitalize on market opportunities under his leadership.”

“I am honored to join Shimmick and its team of dedicated professionals,” said Mr. Yal. “Shimmick has been known for undertaking and delivering challenging projects for decades. This reputation provides a strong foundation as we focus on growth through operational excellence, safety leadership, and client satisfaction.”

Steve Richards has served as Shimmick’s CEO since 2021, culminating a career-long tenure with the Company and its predecessors. Under his leadership, Shimmick successfully completed its transition to a standalone public company through its IPO and established a strong market position. Following his retirement, Mr. Richards will transition to a strategic advisor role to assist with the leadership transition and he will remain a member of the Board of Directors until the 2025 annual meeting.

“On behalf of the entire Board of Directors, I want to extend our gratitude to Steve for his strong leadership and critical contributions to Shimmick over the course of his career,” said Mr. Goldsteen. “His steadfast leadership through our IPO and strategic repositioning has created a solid platform for future success. We are grateful for his continued guidance during this transition period and wish him the very best in his well-deserved retirement.”

“With our recent legacy project settlements, I believe this is the optimal time for the Company’s leadership transition,” said Mr. Richards. "Throughout my 43-year career, I’ve had the privilege of working alongside exceptional colleagues who consistently delivered quality work with an outstanding safety record. I believe Ural’s proven leadership capabilities make him exceptionally well-qualified to guide Shimmick through its next growth phase.”

About Shimmick Corporation

Shimmick Corporation ("Shimmick", the "Company") (NASDAQ: SHIM) is a leading provider of water and critical infrastructure solutions throughout California and nationwide. Shimmick has a long history of working on all types of complex projects, ranging from the world’s largest wastewater recycling and purification system in California to the iconic Hoover Dam. According to Engineering News Record, in 2024, Shimmick was nationally ranked as a top ten builder of water supply (#8), dams and reservoirs (#6), and water treatment and desalination plants (#7). Shimmick consistently achieves project excellence through its experienced and dedicated workforce and a continued commitment towards delivering on our client’s goals.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements are often characterized by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are only predictions based on our current expectations and our projections about future events, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including, but not limited to, unanticipated events, after the date on which such statement is made, unless otherwise required by law. Forward-looking statements contained in this release include, but are not limited to, statements about regarding the Company’s CEO transition. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Forward-looking statements are only predictions based on our current expectations and our projections about future events, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including, but not limited to, unanticipated events, after the date on which such statement is made, unless otherwise required by law.

The Company cautions readers that, although it believes any forward-looking statements are based on reasonable assumptions, certain important factors may have affected and could in the future affect the Company’s actual financial results and could cause its actual financial results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on the Company’s behalf, including, but not limited to, the following: the Company’s ability to accurately estimate risks, requirements or costs when the Company bids on or negotiates a contract; the impact of the Company’s fixed-price contracts; qualifying as an eligible bidder for contracts; the availability of qualified personnel, joint venture partners and subcontractors; inability to attract and retain qualified managers and skilled employees and the impact of loss of key management; higher costs to lease, acquire and maintain equipment necessary for the Company’s operations or a decline in the market value of owned equipment; subcontractors failing to satisfy their obligations to the Company or other parties or any inability to maintain subcontractor relationships; marketplace competition; the Company’s limited operating history as an independent company following its separation from AECOM; the Company’s inability to obtain bonding; the Company’s relationship and transactions with its prior owner, AECOM, and requirements to make future payments to AECOM; AECOM defaulting on its contractual obligations to the Company or under agreements in which the Company is a beneficiary; the Company’s limited number of customers; dependence on subcontractors and suppliers of materials; any inability to secure sufficient aggregates; an inability to complete a merger or acquisition or to integrate an acquired company’s business; adjustments in the Company’s contact backlog; accounting for the Company’s revenue and costs involves significant estimates, as does the Company’s use of the input method of revenue recognition based on costs incurred relative to total expected costs; any failure to comply with covenants under any current indebtedness, and future indebtedness the Company may incur; the adequacy of sources of liquidity; cybersecurity attacks against, disruptions, failures or security breaches of, the Company’s information technology systems; seasonality of the Company’s business; pandemics and health emergencies; commodity products price fluctuations, inflation and/or elevated interest rates; liabilities under environmental laws, compliance with immigration laws, and other regulatory matters, including changes in regulations and laws; climate change; deterioration of the U.S. economy; geopolitical risks, including those related to the war between Russia and Ukraine and the conflict in the Gaza Strip and the conflict in the Red Sea Region; the Company’s ability to timely file reports with the Securities and Exchange Commission; and other risks detailed in its filings with the Securities and Exchange Commission, including the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023 and those described from time to time in the Company’s future reports with the SEC.

Investor Relations Contact

1-949-704-2350

IR@shimmick.com